FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Date of Report (Date of earliest event reported) June 8, 2007

GREEN ENERGY HOLDING CORP.
 (Exact Name of Small Business Issuer as specified in its charter)

Nevada	000-52631	52-2404983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 East Arapahoe Road
Suite 260
Englewood, Colorado 80112
 (Address of principal executive offices including zip code)

(303) 790-8503
 (Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to GREEN ENERGY HOLDING Corp. and its subsidiary.

Item 3.03 Material Modification to Rights of Security Holders.

See Item 8 below.

Item 8.01 Other Events.

The Board of Directors of the Company has approved a reverse split of common shares, with a record date of June 6, 2007, to be effective on June 18, 2007, or as soon as practicable thereafter, with one (1) new share for every five point one (5.1) shares issued and outstanding on June 6, 2007. There will be no change in par value or in the total number of authorized common shares. A whole share will be issued to any shareholders entitled to a fraction of a share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN ENERGY HOLDING Corp

Date: June 8, 2007	By:	/s/ Dennis C. Murphy
Dennis C. Murphy Chief Executive Officer